UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2015

BBCN Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50245	95-4170121
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

3731 Wilshire Boulevard, Suite 1000, Los Angeles, CA	90010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 639-1700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of BBCN Bancorp, Inc. (the “Company”) was held on May 28, 2015. Proxies were solicited by the Company’s management pursuant to Section 14 of the Securities Exchange Act of 1934, as amended. At the meeting, the stockholders voted on the following items:

1.	election of directors;

2.	nonbinding advisory vote to approve executive compensation;

3.	ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015;

4.	re-approval of the material terms of the amended and restated 2007 Equity Incentive Plan;

5.	approval of 2015 Executive Annual Incentive Plan; and

6.
adjournment of the meeting if necessary or appropriate in the judgment of the Company’s board of directors to solicit additional proxies or votes in favor of the above proposals to be presented at the meeting.

A total of 73,235,665 shares of the Company’s common stock were represented and voted at the meeting, constituting 92.07% of the issued and outstanding shares of common stock entitled to vote at the meeting.

The final results of the stockholder votes were as follows:

1.	Election of directors of the Company:

	Authority Given	Authority Withheld
Kiho Choi	67,662,850	649,303
Jinho Doo	67,662,665	649,488
C.K. (Chuck) Hong	66,913,489	1,398,664
Jin Chul Jhung	67,580,257	731,896
Kevin S. Kim	66,135,791	2,176,362
Peter Y.S. Kim	61,377,663	6,934,490
Sang Hoon Kim	65,334,933	2,977,220
Chung Hyun Lee	67,591,803	720,350
William J. Lewis	67,661,859	650,294
David P. Malone	66,716,592	1,595,561
Gary E. Peterson	67,662,570	649,583
Scott Yoon-Suk Whang	65,274,258	3,037,895
Dale S. Zuehls	66,716,792	1,595,361
There were approximately 4,907,884 broker non-votes received with respect to this item.

2.	Nonbinding advisory vote to approve compensation paid to the Company’s “named executive officers” as described in the proxy statement dated May 1, 2015.

Total Shares
For:	31,288,559
Against:	37,009,400
Abstain:	29,822
Broker non-vote:	4,907,884
The number of shares voting “for” constituted 45.80% of the total number of shares represented and voting at the meeting.

3.	Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

Total Shares
For:	73,178,884
Against:	31,062
Abstain:	25,719
Broker non-vote:	—
The number of shares voting “for” constituted 99.92% of the total number of shares represented and voting at the meeting.

4.	Re-approval of the material terms of the amended and restated 2007 Equity Incentive Plan.

Total Shares
For:	65,711,333
Against:	2,600,979
Abstain:	15,469
Broker non-vote:	4,907,884
The number of shares voting “for” constituted 96.17% of the total number of shares represented and voting at the meeting.

5.	Approval of 2015 Executive Annual Incentive Plan.

Total Shares
For:	67,680,956
Against:	627,833
Abstain:	18,992
Broker non-vote:	4,907,884
The number of shares voting “for” constituted 99.05% of the total number of shares represented and voting at the meeting.

6.
Adjournment of the meeting if necessary or appropriate in the judgment of the Company’s board of directors to solicit additional proxies or votes in favor of the above proposals that are to be presented at the meeting.

Total Shares
For:	37,835,241
Against:	35,268,588
Abstain:	101,257
Broker non-vote:	16,139
The number of shares voting “for” constituted 51.68% of the total number of shares represented and voting at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BBCN Bancorp, Inc.

Date: May 29, 2015	/s/ Kevin S. Kim
Kevin S. Kim
Chairman and Chief Executive Officer